UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04704

The Primary Trend Fund, Inc.

3960 Hillside Drive, Suite 204
               Delafield, WI  53018_______
 (Address of principal executive offices)

Arnold Investment Counsel Incorporated
3960 Hillside Drive, Suite 204
________Delafield, WI  53018________
(Name and address of agent for service)

Registrant's telephone number, including area code: (262) 303-4850

Date of fiscal year end: June 30

Date of reporting period: December 31, 2010

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

SEMIANNUAL REPORT

The Primary
Trend Fund

DELAFIELD, WISCONSIN
DECEMBER 31, 2010

MESSAGE TO SHAREHOLDERS…

"The recession of 2008-09 and the bear market of 2007-09 paved the way for a huge rebound as we turned the page on calendar 2009.  As measured by the S&P 500 Index, stocks have jumped +83% off of their March 2009 lows to their April 2010 highs.  The 17% correction investors have experienced since that April high has been hair-raising…and only ‘encourages’ those bearish forecasters to predict further financial ruin.  But a 17% pullback after an 83% run-up isn’t out of the ordinary or a bad trade-off.  In fact, it’s the equivalent of five yards forward and one yard back – not a bad offensive game plan.”

The Primary Trend Fund
June 30, 2010 – Annual Report

Using a football analogy to describe the stock market action seems even more apropos as we celebrate the victory by the Green Bay Packers over the Pittsburgh Steelers in Super Bowl XLV.  To further that analogy, we believe the current cyclical bull market is early on in the fourth quarter of its game – a bit more upside remaining, but the majority of its gains are behind it.

The two-year anniversary of this bull market will be upon us in a couple of months, and if the stock market can hold its gains of +95%, the 2009-11 bull market will go down as the largest two-year gain in modern stock market history – second only to the +136% move off of the 1932 depression-era low.  It has already equaled the entire bull market gains achieved during the five-year run of 2002-07.

Last year’s continuation of the 2009 cyclical bull market was actually a “tale of two halves.”  The first six months were rather volatile, with new recovery highs attained in April followed by the “Flash Crash” in May and the summer doldrums to cap it off.  However, the bull market flexed its muscles in the latter half of 2010 as the mid-term elections, quantitative easing (QE2) and under-invested institutions all contributed to a healthy stock market environment.  While stocks lost anywhere from 3-7% in the first half, they posted eye-popping gains of 20-30% (depending on the benchmark) in the second half.

For the six months ended December 31, 2010, the Standard & Poor’s 500 Index posted a total return of +23.27%, while the venerable blue-chip Dow Jones Industrial Average posted a total return of +20.05%.  For the same six-month period, The Primary Trend Fund achieved lesser gains with a total return performance of +17.95%.

Cash Was Trash

Regardless of the rate of return being earned by sideline cash, having ANY cash whenever the stock market is piling on gains of 20-30% is an obvious albatross.  We started the fiscal year (July 1) with a 22.7% cash cushion and slowly put that money to work as the stock market made its intermediate low by the end of August.  We do not chase momentum or performance, but we will capitalize on value-oriented opportunities when they present themselves.  As we mentioned, we believe we are in the fourth quarter of this game, not the first quarter.  Your Fund’s current cash position is now 16.0% of the portfolio.  While cash was certainly trash in the last six months, we feel it will be an asset to our shareholders in 2011, both as a cushion and as “purchasing power.”

Over the past six months, the S&P Materials sector was by far the best performing sector with a gain of 36%.  While The Primary Trend Fund overweighted that sector (7.8% of portfolio assets vs. a 3.7% weighting in the S&P 500), much of that performance was centered in the precious metals arena where gold and silver stocks continued to shine.  Due to investors’ love affair with gold bullion and the stellar gains achieved in our gold mining stocks, we have taken profits and no longer have exposure to that group.  But we are opportunistic and feel that we can own gold stocks once again in

MESSAGE TO SHAREHOLDERS…(continued)

2011 at cheaper prices.  We recently took profits in Bunge Ltd. early on in 2011, and our current Materials stock exposure now rests in Alcoa, Harry Winston Diamond and Vulcan Materials.

The cyclical sector of the economy continued to be a leadership area of the stock market as fears of a double-dip recession subsided.  The Primary Trend Fund nearly doubled its exposure to the Consumer Discretionary and Industrial sectors to 10.4% of the portfolio at year’s end.  This, however, still represented an underweighting as the S&P 500 has 21.6% invested in these two sectors.  This proved to be a relative drag on the Fund’s performance since the summer, but much of these outsized gains in the short term also bring unnecessary valuation risks in our view.

Financial stocks underperformed the general market by nearly 10% over the last six months.  The Fund’s 6.8% exposure to Financials (compared to the S&P 500 weighting of 16.1%) has been the correct portfolio strategy thus far.  Historically, interest-sensitive stocks such as the banks, brokers, etc. are ahead of the curve in terms of the direction of the stock market.  The financials relative underperformance vs. the S&P 500 since the fall of 2009 does not bode well for that sector in particular or the stock market in general.  As such, we do not envision increasing our exposure to this sector in the foreseeable future.

One sector that continues its “unhealthy” ways is Healthcare.  Due to Obamacare, a lack of fundamental catalysts and continued erosion in their drug pipelines, pharmaceutical stocks have become the pariah of Wall Street.  This “unloved and unwanted” aura, coupled with extremely cheap valuations and above-average dividend yields, continues to pique our interest as value managers.  The Primary Trend Fund currently has 16.4% of its assets (vs. 10.9% for the S&P 500) invested in household names such as Abbott Labs, Johnson & Johnson, Eli Lilly and Pfizer.

A Crowded Camp

Six months ago when we were putting pen to parchment for The Primary Trend Fund’s Annual Report, the mood in investorland was dour.  The stock market was in the midst of a 17% correction and bearish strategists were being paraded in front of the CNBC cameras on a daily basis.  To be bullish then was a lonely feeling.

The equity environment is a much more pleasant place these days, helped along by an almost uninterrupted rally of +25% since September 1, 2010.  Investor sentiment has become more jovial as well.  Our stable of indicators that track investor psychology point to heavy bullishness… that is a negative from our contrarian perch.  For example, recent figures from Investors Intelligence show bulls at 55.1% and bears at only 19.1%.  To be bullish now is a comfortable feeling, and that makes us uncomfortable.

The crowded bull camp, however, is one of only a few negatives that are creeping into the current stock market environment.  The year-end rally that tacked on +6.5% for the S&P 500 Index in December alone, and now an additional +2.6% in January of this new year, has definitely created an overbought market in the short term.  But a stock market that is in gear, characterized by broad upside participation by the majority of sectors and market-capitalization tiers, is a stock market that can stay overbought for awhile and one whose corrections remain shallow.

The X Factor

What exogenous event or even internal development could derail this cyclical bull market that began nearly two years ago?  It has been quite obvious that the mere strength of this bull move has thus far overcome all of the obstacles thrown in its path: initial talks of a depression, deflation, and then double-dip recession have all been cast aside; the “Flash Crash” of May 6th last year has since been forgotten; the European crises in Greece and Ireland were simply distractions; a 15% devalued greenback failed to make our Treasury auctions less attractive as some pundits warned; and earnings season continues to surprise on the upside, not downside.

MESSAGE TO SHAREHOLDERS…(continued)

One belly blow after another almost…almost…makes this cyclical bull market seem invincible.  We believe over the course of the first few months of 2011 that stocks will be resilient.  Eventually, however, we anticipate inflation to raise its ugly head and slam the brakes on this advance.  To us, the specter of inflation and corresponding rise in interest rates is the “X Factor” that hangs in the balance.

As much as “Quantitative Easing – Part 2” (QE2) has been lauded as a successful campaign, we fear its full adverse effects will not be felt until later this year.  QE2 is nothing more than cranking up the printing presses.  Monetary debasement inflation is the worst kind and the Fed’s efficacy at reining it in will determine the slope of the yield curve and the longevity of the bull market in stocks.

A few warning shots have been fired.  But the underlying strength of this market points to higher prices in the interim…potentially 13,000 on the Dow and 1,400 on the S&P 500.  As 2011 progresses, we foresee a gradual shift towards the large-cap, blue-chip stocks and more defensive posturing by institutional investors.  This anticipated shift should benefit the holdings in The Primary Trend Fund.

As 2011 unfolds, we are excited about the prospect for value investors in general and our shareholders in particular.  We thank you for the trust and confidence you place in us and in our investment philosophy.

Our best regards,

Lilli Gust	Barry S. Arnold
President	Vice President
Chief Investment Officer

Summary of Investments by Sector (Unaudited)

Percent of
Sector	Investment Securities
Health Care	16.4%
Short-term Investments	16.0%
Information Technology	14.4%
Consumer Staples	13.5%
Materials	7.8%
Energy	7.7%
Financials	6.8%
Industrials	5.4%
Consumer Discretionary	5.0%
Telecommunication Services	4.9%
Utilities	2.1%
Total Investments	100.0%

Top Ten Equity Holdings (Unaudited)

Percent of
Security	Investment Securities
Intel Corp.	5.2%
Pfizer, Inc.	4.9%
Eli Lilly & Co.	4.4%
Bunge Ltd.	4.1%
Wal-Mart Stores, Inc.	4.0%
Abbott Laboratories	3.6%
Verizon Communications, Inc.	3.6%
Microsoft Corp.	3.5%
Johnson & Johnson	3.5%
Alcoa, Inc.	3.4%
Total	40.2%

EXPENSE EXAMPLE (Unaudited)
For the Six Months Ended December 31, 2010

As a shareholder of the Primary Trend Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

	Beginning	Ending	Expenses paid
	account value	account value	during period
	7/1/10	12/31/10	7/1/10-12/31/101
Actual	$1,000.00	$1,179.50	$10.99
Hypothetical (5% return before expenses)	1,000.00	1,014.90	10.16

1
Expenses are equal to the Fund’s annualized expense ratio of 2.00% for the period from July 1, 2010 through December 31, 2010, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The Fund is contractually obligated to limit annual expenses to 2.00% of its average daily net assets for the fiscal year.

PORTFOLIO OF INVESTMENTS
As of December 31, 2010 (Unaudited)

The Primary Trend Fund

Shares		Value
	COMMON STOCKS (83.9%)
	CONSUMER DISCRETIONARY (5.0%)
	Automobiles (1.8%)
17,000	Ford Motor Co.*	$285,430

	Hotels, Restaurants & Leisure (1.2%)
40,000	Wendy’s/Arby’s Group, Inc., Class A	184,800

	Multiline Retail (2.0%)
10,000	J.C. Penney Co., Inc.	323,100
	Total Consumer Discretionary	793,330

	CONSUMER STAPLES (13.5%)
	Beverages (1.7%)
4,000	Coca-Cola Co. (The)	263,080

	Food & Staples Retailing (4.0%)
12,000	Wal-Mart Stores, Inc.	647,160

	Food Products (7.8%)
10,000	Bunge Ltd.	655,200
10,000	Dean Foods Co.*	88,400
10,000	Kraft Foods, Inc., Class A	315,100
6,000	Unilever N.V. ADR	188,400
		1,247,100
	Total Consumer Staples	2,157,340

	ENERGY (7.7%)
	Oil, Gas & Consumable Fuels (7.7%)
10,000	Cabot Oil & Gas Corp.	378,500
7,000	ConocoPhillips	476,700
10,000	Petroleo Brasileiro S.A. ADR	378,400
	Total Energy	1,233,600

	FINANCIALS (6.8%)
	Capital Markets (1.5%)
8,000	Bank of New York Mellon Corp. (The)	241,600

	Commercial Banks (2.7%)
16,000	U.S. Bancorp	431,520
See notes to financial statements.

PORTFOLIO OF INVESTMENTS (continued)
As of December 31, 2010 (Unaudited)

The Primary Trend Fund (continued)

Shares		Value
	COMMON STOCKS (83.9%) (continued)
	FINANCIALS (6.8%) (continued)
	Diversified Financial Services (2.6%)
10,000	JPMorgan Chase & Co.	$424,200
	Total Financials	1,097,320

	HEALTH CARE (16.3%)
	Pharmaceuticals (16.3%)
12,000	Abbott Laboratories	574,920
20,000	Eli Lilly & Co.	700,800
9,000	Johnson & Johnson	556,650
45,000	Pfizer, Inc.	787,950
	Total Health Care	2,620,320

	INDUSTRIALS (5.4%)
	Airlines (2.2%)
15,000	United Continental Holdings, Inc.*	357,300

	Industrial Conglomerates (3.2%)
28,000	General Electric Co.	512,120
	Total Industrials	869,420

	INFORMATION TECHNOLOGY (14.4%)
	Communications Equipment (3.3%)
16,000	Cisco Systems, Inc.*	323,680
20,000	Nokia Corp. ADR	206,400
		530,080
	Semiconductors & Semiconductor Equipment (7.6%)
40,000	Intel Corp.	841,200
15,000	MEMC Electronic Materials, Inc.*	168,900
15,000	Sigma Designs, Inc.*	212,550
		1,222,650
	Software (3.5%)
20,000	Microsoft Corp.	558,400
	Total Information Technology	2,311,130

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (continued)
As of December 31, 2010 (Unaudited)

The Primary Trend Fund (continued)

Shares		Value
	COMMON STOCKS (83.9%) (continued)
	MATERIALS (7.8%)
	Construction Materials (3.3%)
12,000	Vulcan Materials Co.	$532,320
	Metals & Mining (4.5%)
35,000	Alcoa, Inc.	538,650
15,000	Harry Winston Diamond Corp.*	175,500
		714,150
	Total Materials	1,246,470

	TELECOMMUNICATION SERVICES (4.9%)
	Diversified Telecommunication Services (3.6%)
16,000	Verizon Communications, Inc.	572,480

	Wireless Telecommunication Services (1.3%)
50,000	Sprint Nextel Corp.*	211,500
	Total Telecommunication Services	783,980

	UTILITIES (2.1%)
	Water Utilities (2.1%)
15,000	Aqua America, Inc.	337,200
	Total Common Stocks
	(Cost $12,869,045)	13,450,110

Principal
Amount
	SHORT-TERM INVESTMENTS (15.9%)
	Variable Rate Demand Notes (15.9%)
$2,555,240	U.S. Bancorp Demand Note, 0.00%(a)	2,555,240
	Total Short-Term Investments
	(Cost $2,555,240)	2,555,240
	TOTAL INVESTMENTS (99.8%)
	(Cost $15,424,285)	16,005,350
	Other Assets less Liabilities (0.2%)	35,262
	NET ASSETS (100.0%)	$16,040,612

*	Non-income producing.
(a)	Variable rate security; the coupon rate shown represents the rate at December 31, 2010.
ADR – American Depository Receipt
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010 (Unaudited)

The Primary
Trend Fund
Assets:
Investments, at Value (Note 2a):
Common Stocks	$13,450,110
Short-Term Investments	2,555,240
Total Investments (Cost $15,424,285)	16,005,350
Capital Shares Receivable	25,000
Dividends Receivable	13,253
Prepaid Expenses and Other Assets	22,125
Total Assets	16,065,728

Liabilities:
Accrued Investment Advisory Fees	6,701
Professional Fees	360
Transfer Agent Fees	6,288
Administration and Accounting Fees	4,612
Other	7,155
Total Liabilities	25,116
Net Assets	$16,040,612

Shares Outstanding	1,488,851
Net Asset Value, Offering and Redemption Price Per Share	$10.77
Net Assets Consist of:
Capital Stock ($0.01 par value, 30,000,000 shares authorized)	$16,307,724
Accumulated Undistributed Net Investment Income	5,582
Accumulated Net Realized Loss on Investments	(853,759)
Net Unrealized Appreciation on Investments	581,065
Net Assets	$16,040,612

See notes to financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2010 (Unaudited)

The Primary
Trend Fund
Income:
Dividends*	$158,969
Total Income	158,969
Expenses:
Investment Advisory Fees (Note 3)	56,722
Administration and Accounting Fees	27,372
Shareholder Servicing Costs	22,756
Professional Fees	20,191
Registration Fees	9,956
Printing & Postage	8,724
Directors	4,033
Custodial Fees	2,152
Pricing	1,729
Insurance	1,159
Other	756
Total Expenses Before Reimbursement	155,550
Less Expenses Reimbursed By Advisor	(2,245)
Total Expenses	153,305
Net Investment Income	5,664
Net Realized Gain on Investments	562,618
Change in Net Unrealized Appreciation on Investments	1,933,035
Net Realized and Unrealized Gain on Investments	2,495,653
Net Increase in Net Assets From Operations	$2,501,317

* Net of foreign tax withholding of $1,452.
See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	The Primary
	Trend Fund
	Six Months Ended	Year Ended
	December 31,	June 30,
	2010	2010
	(Unaudited)
Operations:
Net Investment Income	$5,664	$29,930
Net Realized Gain on Investments	562,618	1,170,857
Change in Net Unrealized Appreciation on Investments	1,933,035	534,442
Net Increase in Net Assets from Operations	2,501,317	1,735,229

Distributions to Shareholders:
From Net Investment Income	(29,960)	(71,192)
Decrease in Net Assets from Distributions	(29,960)	(71,192)

Fund Share Transactions:
Proceeds from Shares Sold	326,939	1,109,953
Reinvested Distributions	26,946	64,398
Cost of Shares Redeemed	(948,310)	(1,563,449)
Net Decrease in Net Assets from Fund Share Transactions	(594,425)	(389,098)
Total Increase in Net Assets	1,876,932	1,274,939

Net Assets:
Beginning of Period	14,163,680	12,888,741
End of Period	$16,040,612	$14,163,680

Accumulated Undistributed Net Investment Income at End of Period	$5,582	$29,878

Transactions in Shares:
Sales	33,002	122,804
Reinvested Distributions	2,870	7,140
Redemptions	(95,242)	(170,795)
Net Decrease	(59,370)	(40,851)

See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the periods ended:

	Six Months Ended		Year Ended June 30,
	December 31,
	2010		2010	2009	2008	2007	2006
	(Unaudited)
The Primary Trend Fund
Per Share Operating Performance
Net Asset Value, Beginning of Period	$9.15		$8.11	$10.59	$14.43	$13.14	$13.01
Net Investment Income	—		0.02	0.11	0.15	0.17	0.22
Net Realized and Unrealized
Gain (Loss) on Investments	1.64		1.06	(1.74)	(2.60)	2.02	0.56
Total from Investment Operations	1.64		1.08	(1.63)	(2.45)	2.19	0.78
Less Distributions:
From Net Investment Income	(0.02)		(0.04)	(0.14)	(0.16)	(0.25)	(0.11)
From Net Realized Gains	—		—	(0.71)	(1.23)	(0.65)	(0.54)
Total Distributions	(0.02)		(0.04)	(0.85)	(1.39)	(0.90)	(0.65)
Net Increase (Decrease)	1.62		1.04	(2.48)	(3.84)	1.29	0.13
Net Asset Value, End of Period	$10.77		$9.15	$8.11	$10.59	$14.43	$13.14
Total Investment Return	17.95	%*	13.39%	(16.96)%	(18.39)%	17.56%	6.26%
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$16,041		$14,164	$12,889	$16,959	$22,697	$17,202
Ratio of Expenses to Average Net Assets:
Net of Waivers, Reimbursements
and Recoupments	2.00	%**	2.00%	2.00%	1.71%	1.56%	1.53%
Before Waivers, Reimbursements
and Recoupments	2.03	%**	1.97%	2.08%	1.71%	1.56%	1.53%
Ratio of Net Investment Income to
Average Net Assets:
Net of Waivers, Reimbursements
and Recoupments	0.07	%**	0.20%	1.33%	1.20%	1.33%	1.74%
Before Waivers, Reimbursements
and Recoupments	0.04	%**	0.23%	1.25%	1.20%	1.33%	1.74%
Portfolio Turnover	48.1	%*	52.2%	54.5%	75.8%	41.5%	28.9%

*	Not annualized
**	Annualized
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2010 (Unaudited)

1.	Organization

The Primary Trend Fund, Inc. (The “Fund”), a Wisconsin Corporation, began operations on September 15, 1986.  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment management company.  The Fund seeks capital growth and income.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.

a.
Securities listed on a national securities exchange are valued at the last sale price.  Securities that are traded on the NASDAQ National Market or the NASDAQ SmallCap Market are valued at the NASDAQ Official Closing Price.  If no sale is reported, the average of the last bid and asked prices is used.  Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices.  Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors.  Securities with maturities of 60 days or less are valued at amortized cost.

Generally accepted accounting principles (GAAP) defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.

Under GAAP, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 –	quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$13,450,110	$—	$—	$13,450,110
Short-Term Investments	—	2,555,240	—	2,555,240
Total	$13,450,110	$2,555,240	$—	$16,005,350

* All sub-categories within common stocks as detailed in the Portfolio of Investments represent level 1 evaluation status.

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010 (Unaudited)

The Fund did not hold any Level 3 securities during the period ended December 31, 2010.

b.
Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

c.
No provision for federal income taxes has been made since the Fund has elected to be taxed as a regulated investment company and intends to distribute its net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

As of and during the six months ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006.

d.
Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

The tax character of distributions paid during the fiscal years ended June 30, 2010 and 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary Income	$71,192	$226,644
Net long term capital gains	—	1,128,761
Total taxable distributions	71,192	1,355,405
Total distributions paid	$71,192	$1,355,405

e.
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2010 (Unaudited)

3.	Investment Advisory Fees and Management Agreements
The Fund has an agreement with Arnold Investment Counsel, Inc. (the “Adviser”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser. Under the terms of the agreement, the Adviser receives from the Fund a monthly fee at an annual rate of 0.74% of its average daily net assets. The agreement further stipulates that the Adviser will reimburse the Fund for annual expenses exceeding 2.0% of the Fund’s average daily net asset value.  For the six months ended December 31, 2010, the Adviser reimbursed the Fund $2,245.

As part of the Expense Reimbursement Recoupment Agreement, the Fund has agreed to repay the Adviser for amounts previously waived or reimbursed by the Adviser pursuant to the Investment Advisory Agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 2.0% and the repayment is made within three years after the year in which the Adviser incurred the expense.  As of December 31, 2010, the adviser reimbursed the Fund $2,245.  As of December 31, 2010, there was $5,982 and $2,245 of fees available to be recovered no later than June 30, 2012 and June 30, 2014, respectively.

4.	Purchases and Sales of Securities
Total purchases and sales of securities, other than short-term investments, for the Fund for the six months ended December 31, 2010 were as follows:

Purchases	$5,897,557
Sales	5,920,299

5.	Tax Information
As of June 30, 2010, the Fund had a capital loss carry forward of $1,416,377 of which $473,319 expires on June 17, 2017 and $943,058 expires on June 30, 2018.

At December 31, 2010, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $15,424,285, for the Fund, was as follows:

Unrealized appreciation	$1,416,172
Unrealized depreciation	(835,107)
Net unrealized appreciation on investments	$581,065

As of June 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$29,878
Undistributed long-term capital gains	—
Accumulated earnings	29,878
Accumulated capital and other losses	(1,416,377)
Unrealized depreciation	(1,351,970)
Total accumulated earnings/(deficit)	$(2,738,469)

Proxy Voting Policies and Procedures
For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-800-443-6544 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2010, will be available without charge, upon request, by calling 1-800-443-6544 or by accessing the website of the Securities and Exchange Commission.

Disclosure of Portfolio Holdings
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Investment Advisory Agreement
On August 26, 2010, the Board of Directors of The Primary Trend Fund, Inc. (the “Fund”) approved the continuation of the Fund’s investment advisory agreement with Arnold Investment Counsel, Inc. (the “Adviser”).  Prior to approving the continuation of the agreements, the Board considered:

•The nature, extent and quality of the services provided by the Adviser

•The investment performance of the Fund

•The cost of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund

•The expense ratios of the Fund

•The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale.

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication and regulatory compliance services provided by the Adviser to the Fund.  The Directors concluded that the Adviser was providing essential services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreements.  The Directors noted that in addition to the absolute performance of the Fund, they also noted that the Fund adhered to its investment style.

www.primarytrendfunds.com

INVESTMENT ADVISER
Arnold Investment Counsel Incorporated
3960 Hillside Drive, Suite 204
Delafield, Wisconsin 53018
1-800-443-6544

OFFICERS
Lilli Gust, President and Treasurer
Barry S. Arnold, Vice President and Secretary

DIRECTORS
Barry S. Arnold
Clark J. Hillery
William J. Rack

ADMINISTRATOR
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-968-2122

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy, Suite 1100
Westlake, Ohio 44145

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

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Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

 Not applicable.

Item 11.  Controls and Procedures

(a)
The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant’s internal control over financial reporting.

 Item 12.  Exhibits

(a)	Code of Ethics. Not applicable for semi-annual reports.

(b)	Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Trend Fund, Inc.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
February 25, 2011

/s/ Lilli Gust
Lilli Gust
Principal Financial Officer
February 25, 2011